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                                                                    Exhibit 23.7


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 of our report dated September 21, 2005 relating to the consolidated financial statements of NAT Holdings, Inc. and subsidiary, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Melville, New York
November 10, 2005